UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2020 (February 14, 2020)

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 21255 Burbank Boulevard, Suite 400

Woodland Hills, California 91367

818-884-3737

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
7.25% Senior Notes due 2027	RILYG	Nasdaq Global Market
7.50% Senior Notes due 2027	RILYZ	Nasdaq Global Market
7.375% Senior Notes due 2023	RILYH	Nasdaq Global Market
6.875% Senior Notes due 2023	RILYI	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note

On February 21, 2020, B. Riley Financial, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) with the Securities and Exchange Commission in connection with the issuance by the Company of that certain commitment letter, dated February 14, 2020 (the “Commitment Letter”), disclosing that the Company committed to provide a $100,000,000 asset based lending facility to Franchise Group, Inc., on or before April 14, 2020 if the obligations under the Franchise Credit Agreement (as defined below) were not refinanced in full.

This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Initial 8-K and is being filed to provide an amendment to the Commitment Letter described under Item 2.03 below, in accordance with the requirements of Item 2.03 of Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 1, 2020, the Company extended its commitment under the Commitment Letter until 30 days prior to the maturity date which is currently set forth in the Franchise Credit Agreement as September 30, 2020.   The “Franchise Credit Agreement” is that certain ABL Credit Agreement dated February 14, 2020 among Franchise Group Intermediate Holdco, LLC, as lead borrower, and certain of its affiliates, GACP Finance Co., LLC, as administrative agent and collateral agent, and the lenders from time to time party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 6, 2020	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
		Name:	Phillip J. Ahn
		Title:	Chief Financial Officer and Chief Operating Officer